SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



Date of Report(Date of earliest event reported):  March 29, 1994



                         NORTEK, INC.
- --------------------------------------------------------------
        (Exact name of registrant as specified in its charter)



 Delaware                   1-6112             05-0314991
- --------------------------------------------------------------
(State of incorporation  (Commission            (IRS Employer
  or organization)       File Number)     Identification No.)



 50 Kennedy Plaza, Providence, RI                   02903-2360
- --------------------------------------------------------------
 (Address of principal executive offices)          (Zip Code)



Registrant's telephone number:             (401) 751-1600
- --------------------------------------------------------------



                             N/A
- --------------------------------------------------------------
 (Former name or former address, if changed since last report)
Item 2. Acquisition or Disposition of Assets
        -------------------------------------

         On March 29, 1994, pursuant to a Stock Purchase Agreement between the registrant and DLC Holdings, Inc. ("DLC"), the registrant sold to DLC all of the outstanding common stock of its wholly-owned subsidiary, Dixieline Lumber Company ("Dixieline"), for $18,780,000 in cash and 6,000 shares of preferred stock of DLC bearing an 8% dividend.

         Dixieline, located in the greater San Diego, California area consists of a chain of ten retail home centers, a contractor and a wholesale lumber yard and truss manufacturing yard and markets a wide assortment of lumber, plywood, building materials and home improvement products serving the new residential construction and residential replacement and remodeling markets, and also provides delivery and lumber cutting and milling services.

         A copy of the Agreement and registrant's press release dated April 4, 1994, are attached hereto as exhibits.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

        (a)None.

        (b)Pro Forma Information

                 (1)Unaudited Nortek, Inc. and Subsidiaries pro forma condensed consolidated balance sheet as of December 31, 1993, together with Nortek, Inc. and Subsidiaries pro forma condensed consolidated statement of operations from continuing operations for the year ended December 31, 1993.

        (c)      Exhibits

                 2.1Stock Purchase Agreement dated March 29, 1994, among Nortek, Inc. and DLC Holdings, Inc.

                 2.2Press release of Nortek, Inc. dated April 4, 1994.

                               SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NORTEK, INC.



Dated:  April 13, 1994          By:  /s/Almon C. Hall
                                     ----------------------------
                                     Almon C. Hall
                                     Vice President-Controller


                     NORTEK, INC. AND SUBSIDIARIES
                  INTRODUCTION TO UNAUDITED PRO FORMA
              CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1993



The following unaudited pro forma condensed consolidated balance sheet as of December 31, 1993 and the unaudited pro forma condensed statement of operations from continuing operations for the year ended December 31, 1993, give effect to the sale of Dixieline Lumber Company ("Dixieline"), a wholly-owned subsidiary of Nortek, Inc. ("Nortek" or the "Company") to DLC Holdings, Inc.

The unaudited pro forma condensed consolidated balance sheet assumes that this transaction occurred as of December 31, 1993, while the unaudited pro forma condensed consolidated statement of operations from continuing operations assumes that this transaction occurred as of January 1, 1993.

The unaudited pro forma condensed consolidated financial statements presented reflect the divestiture of Dixieline from the previously reported unaudited consolidated balance sheet and results of operations of Nortek. The unaudited pro forma condensed consolidated financial statements also reflect certain pro forma adjustments based on the terms of the sale. In addition, earnings from continuing operations exclude the net after tax loss of approximately $14,900,000 on Dixieline (see Note C). The pro forma data does not purport to be indicative of the results which would actually have been reported had the disposition occurred on the dates assumed or which may be reported in the future. These unaudited pro forma financial statements should be read in conjunction with the accompanying notes and the historical consolidated financial statements and related notes of Nortek included in the Company's latest annual report on Form 10-K.

                             NORTEK, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                        AS OF DECEMBER 31, 1993



                                    Nortek as     Pro Forma      Nortek
                                    Previously   Adjustments      Pro
                                       Reported       Dr/(Cr)     Forma
							                               ----------    -------        -----
                                            (Amounts in Thousands)
            ASSETS

Current Assets:
Unrestricted--
 Cash and investments at cost which                $18,780 (A)
  approximates market                $ 34,006      (2,887) (B)   $49,899
 Short-term investment held for
  redemption of debentures             22,600          ---        22,600
 Marketable securities                 25,892          ---        25,892
Restricted--
 Cash and investments at cost which
  approximates market                   6,687          ---         6,687
Accounts receivable, less allowances
 of $4,198,000                         84,843          ---        84,843
Inventories--
 Raw materials                         27,603          ---        27,603
 Work in process                        9,227          ---         9,227
 Finished goods                        45,183          ---        45,183
                                      -------      -------       -------
                                       82,013          ---        82,013
                                      -------      -------       -------
Current assets of business held
 for sale                              23,736     (23,736) (A)       ---
Insurance claims receivable            14,500          ---        14,500
Prepaid expenses and other current
 assets                                 7,541          ---         7,541
U.S. Federal prepaid income taxes      17,000          ---        17,000
                                      -------      -------       -------
  Total Current Assets                318,818      (7,843)       310,975
                                      -------       ------       -------
Property and Equipment, at cost:
Land                                    5,833          ---         5,833
Buildings and improvements             52,309          ---        52,309
Machinery and equipment               108,983          ---       108,983
                                      -------      -------       -------
                                      167,125          ---       167,125
Less--accumulated depreciation         76,546          ---        76,546
                                      -------      -------       -------
  Total Property and Equipment, net    90,579          ---        90,579
                                      -------       ------       -------
Other Assets:
Goodwill, less accumulated amortization
 of $19,180,000                        75,599          ---        75,599
Non-current assets of business held               (14,874) (A)
 for sale                              11,987        2,887 (B)       ---
Other                                  12,226        6,000 (A)    18,226
                                      -------       ------        ------
                                       99,812      (5,987)        93,825
                                      -------       ------       -------
                                     $509,209    $(13,830)      $495,379
                                      =======       ======        ======


The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.



                             NORTEK, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                        AS OF DECEMBER 31, 1993


                                    Nortek as     Pro Forma      Nortek
                                    Previously   Adjustments      Pro
                                       Reported        (Dr)Cr         Forma
- --------                             -------        -----
                                            (Amounts in Thousands)
LIABILITIES AND STOCKHOLDERS' INVESTMENT

Current Liabilities:
Notes payable, current maturities of
 long-term debt and other short-term
 obligations                         $ 14,957      $   ---      $ 14,957
11-1/2% Senior Subordinated
 Debentures, net                       22,582          ---        22,582
Accounts payable                       46,923          ---        46,923
Accrued expenses and taxes, net        91,422        4,485 (A)    95,907
Current liabilities of business
 held for sale                         11,769     (11,769) (A)       ---
Insurance claims advances              13,239          ---        13,239
                                      -------       ------       -------
  Total Current Liabilities           200,892      (7,284)       193,608
                                      -------      -------       -------
Other Liabilities:
Deferred income taxes                  18,000        2,000 (A)    20,000
Other                                   8,100          ---         8,100
                                      -------      -------       -------
                                       26,100        2,000        28,100
                                      -------      -------       -------
Notes, Mortgage Notes and Debentures
 Payable, Less Current Maturities     169,664          ---       169,664
                                      -------      -------       -------

Mortgage Notes Payable of business
 held for sale                          8,546      (8,546) (A)       ---
                                      -------      -------       -------

Stockholders' Investment:
 Preference stock, $1 par value;
 authorized 7,000,000 shares, none
  issued                                  ---          ---           ---
 Common stock, $1 par value;
  authorized 40,000,000 shares,
  15,758,974 shares issued             15,759          ---        15,759
 Special common stock, $1 par value;
  authorized 5,000,000 shares,
  849,575 shares issued                   849          ---           849
 Additional paid-in capital           134,627          ---       134,627
 Accumulated deficit                 (17,034)          ---      (17,034)
 Cumulative translation, pension and
  other adjustments                   (2,143)          ---       (2,143)
 Less--treasury common stock at cost,
  3,795,028 shares                   (26,371)          ---      (26,371)
  --treasury special common stock at
  cost, 271,574 shares                (1,680)          ---       (1,680)
                                      -------       ------       -------
  Total Stockholders' Investment      104,007          ---       104,007
                                      -------       ------       -------
                                     $509,209    $(13,830)      $495,379
                                      =======      =======       =======


The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.



                             NORTEK, INC.
              UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                        STATEMENT OF OPERATIONS
                      FROM CONTINUING OPERATIONS
                           DECEMBER 31, 1993


                                          Exclude
                                         Dixieline    Exclude
                             Nortek as     Lumber     Loss on    Nortek
                             Previously  Operating   Dixieline    Pro
                              Reported    Results    Investment  Forma
                              --------    -------     -------    -----
                                      (Amounts in Thousands)

Net Sales                     $744,113    $83,205    $   ---   $660,905
                               -------    -------       ----    -------
Costs and Expenses:
Cost of products sold          532,488     62,640        ---    469,848
Selling, general, and
  administrative expense       181,279     20,752        ---    160,524
                               -------     ------       ----    -------
                               713,767     83,392        ---    630,372
                               -------     ------       ----    -------

Operating earnings (loss)       30,346      (187)        ---     30,533
Interest expense              (26,519)      (429)        ---    (26,090)
Interest and dividend income     3,223         16        ---      3,207
Net gain on investment and
 marketable securities           1,650        ---        ---      1,650
Loss on business held for
 sale                         (20,300)        ---     20,300 (C)   ---
                               -------     ------     ------     -------

Earnings (loss) from continuing
 operations before provision
 for income taxes             (11,600)      (600)     20,300      9,300
Provision (credit) for income
 taxes                           1,000      (200)      5,400 (C)  6,600
                               -------     ------       ----    -------

Earnings (loss) from continuing
 operations                  $(12,600)   $  (400)    $14,900    $ 2,700
                               =======     ======    ========   =======

Earnings (Loss) Per Share:
  Continuing Operations--
   Primary                      $(1.00)                            $.21
                                   ====                             ===
   Fully diluted                $(1.00)                            $.21
                                  ====                              ===

Weighted Average Number of Shares:
  Primary                       12,622                           12,622
                                ======                           ======
  Fully diluted                 13,362                           13,362
                                ======                           ======


The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.


                     NORTEK, INC. AND SUBSIDIARIES
                NOTES TO UNAUDITED PRO FORMA CONDENSED
                   CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1993



(A) Entry necessary to reflect the sale of Dixieline as if the disposition had occurred on December 31, 1993 for approximately $18,780,000 in cash, approximately $6,000,000 of preferred stock of the buyer and to accrue for expenses and other.

(B) Cash transferred to Dixieline for the period from January 1, 1994 to March 29, 1994.

(C) In October 1993, the Company decided to sell Dixieline and provided a pre-tax valuation reserve of approximately $20,300,000 ($1.19 per share, net of tax) in the third quarter of 1993 to reduce the Company's net investment in such business to estimated net realizable value. At December 31, 1993, the Company reflected Dixieline's current assets, non-current assets, current liabilities and long-term mortgage notes payable separately in its consolidated balance sheet.

(D) Loss per share calculations for the actual results do not include the effect of common stock equivalents or convertible debentures (and the reduction in related interest expense) because the assumed exercise of stock options and conversion of debentures is anti-dilutive.

(E) Fully diluted earnings per share calculations for the pro forma results do not include the effect of convertible debentures (and the reduction in related interest expense) because the assumed conversion of debentures is anti-dilutive.